UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2010

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1200 Dupont Street, Suite 2J
Bellingham, WA	98225
(Address of principal executive	(Zip Code)
offices)

Registrant's telephone number, including area code      (360) 255-3436

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 5, 2010, Pengram Corporation (the "Company") entered into an option agreement (the "Option Agreement") with Larry Sostad (the "Optionor") with respect to the acquisition of a 100% undivided interest in and to four mineral claims (the "June 1-4 Claims") located in the Alberni Mining Division of British Columbia, Canada. Under the terms of the Option Agreement, the Company will acquire a 100% undivided interest in the June 1-4 Claims, subject to a royalty of 2% of net smelter returns by paying $33,000 and issuing 300,000 common shares in stages over a three year period as follows:

(i)	paying the Optionor US $3,000 on execution of the Option Agreement, which payment has been made;

(ii)	paying the Optionor US $10,000 on or before the date that is 90 days after execution of the Option Agreement;

(iii)	paying the Optionor US $10,000 and issuing 100,000 shares of the Optionee’s common stock on or before February 5, 2011;

(iv)	paying the Optionor US $10,000 and issuing 100,000 shares of the Optionee’s common stock on or before the February 5, 2012; and

(v)	paying the Optionor US $10,000 and issuing 100,000 shares of the Optionee’s common stock on or before February 5, 2013.

The agreement is an option only and the Company may determine at any time not to proceed in which case it would not be liable to issue any shares or pay any funds beyond the amounts due at the time it provides notice that it is not proceeding. There is no assurance the Company will exercise the option.

The Option Agreement is attached as Exhibit 10.1 to this report and incorporated by reference herein.

SECTION 7 – REGULATION FD DISCLOSURE

ITEM 7.01	REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release that the Company disseminated on February 5, 2010 announcing the entry into the Option Agreement as disclosed in Item 1.01 above.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Option Agreement dated February 5, 2010 between the Company and Larry Sostad (June 1-4 Claims).

99.1	News release dated February 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: February 11, 2010
	By:	/s/ Richard W. Donaldson

RICHARD W. DONALDSON
President and Chief Executive Officer